Supplement dated February 29, 2012

to the Prospectus dated May 1, 2011

for Tri-Continental Corporation

(the “Corporation”)

The following information hereby supplements the Corporation’s prospectus:

In the current market environment, as the Corporation seeks to enhance its potential to achieve its investment objective, the Corporation is investing in opportunities across the investable capital structure of a company, which includes stocks, bonds and convertible securities. The Corporation expects to allocate its assets to common stocks as well as other instruments, which can include convertible preferred stocks, corporate bonds and notes, and convertible bonds (including high-yield instruments). The Corporation can allocate its assets to any asset class or type of security in whatever amounts or proportions the Corporation’s investment manager believes are best suited to current and anticipated economic and market conditions.

In connection with the above, the section of the Corporation’s prospectus entitled “Investment Objective and Other Policies and Related Risks” is hereby supplemented to add the following risks:

Convertible Securities Risk. The Corporation may invest in convertible securities, including convertible preferred stocks and convertible bonds. Convertible securities react to changes in the value of the asset into which they convert, and thus are also subject to the risks associated with that asset. Therefore, convertible preferred stocks are subject to not only Preferred Stock Risk, but are also subject to Common Stock Risk as a result of a feature of convertible preferred stock that permits its conversion to common stock. Convertible bonds are subject to Interest Rate Risk and Credit Risk and, as a result of a feature of convertible bonds (which permits the bond to convert to common stock), is also subject to Common Stock Risk. Because the value of a convertible bond can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuer, holders of convertible securities would typically be paid before the issuer’s common stockholders but after holders of any senior debt obligations of the issuer. The Corporation may be forced to convert a convertible security at an inopportune time, which may decrease the Corporation’s return.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Corporation purchases unrated securities, or if the rating of a security is reduced after purchase, the Corporation will depend on analysis of credit risk more heavily than usual. Lower quality or unrated securities held by the Corporation may present increased credit risk.

High-Yield Securities Risk. Below-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Below-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk.

Preferred Stock Risk. The Corporation may invest in preferred stock, which is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. Although one or more of the other risks described in this Prospectus may apply to investments in preferred stocks, the largest risks associated with investments in preferred stock include Issuer Risk and Market Risk.

SL-9912-9 A (2/12)